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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-85363) of OneSource Information Services, Inc.
of our report dated October 22, 1999, relating to the financial statements of Corporate Technology Information Services, Inc., appearing in Amendment 1 to the Current Report in Form 8-K/A of OneSource Information Services, Inc. dated December 13, 1999.



PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 1999







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